UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2013

ZAYO GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centennial Parkway, Suite 200, Louisville, CO 80027

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Fourth Amendment to Credit Agreement

As previously disclosed on a Current Report on Form 8-K filed by Zayo Group, LLC (the “Company”) with the Securities and Exchange Commission (“SEC”) on July 2, 2012, the Company entered into a revolving credit facility and a term loan facility pursuant to a credit agreement, dated July 2, 2012 (as previously amended prior to the Fouth Amendment (as defined below), the “Original Credit Agreement”). On February 27, 2013, the Company and Zayo Capital Inc. entered into a Fourth Amendment to the Original Credit Agreement (the “Fourth Amendment”). Per the terms of the Fourth Amendment, the Company’s $1.61 billion term loan will bear interest at LIBOR plus 3.5 percent (the “Term Loan LIBOR Spread”) with a minimum LIBOR rate of 1.0 percent. The amended terms represent a downward adjustment of 50 basis points on the Term Loan LIBOR Spread and a 25 basis point reduction in the minimum LIBOR rate from the Original Credit Agreement. The Company’s revolving credit facility, which is undrawn as of the date of this filing on Form 8-K, will bear interest at LIBOR plus 3.0 percent (based on the Company’s current leverage ratio) (the “Revolving Loan LIBOR Spread”), which represents a downward adjustment of 50 basis points on the Revolving Loan LIBOR Spread from the Original Credit Agreement. In connection with the Fourth Amendment, the Company incurred a re-pricing premium of $16.1 million.

In addition, the Company amended certain terms and provisions of its credit agreement, including removing the senior secured and total leverage maintenance covenants, increasing the total leverage ratio required to be met in order to incur certain additional indebtedness from 5.00:1.00 to 5.25:1.00; as a multiple of EBITDA (as defined in the Credit Agreement), and increasing its revolving credit facility by $25 million to $250 million.

The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the Fourth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

The Company issued a press release dated February 28, 2013 announcing the entrance into the Fourth Amendment. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1*	Amendment No. 4 to Credit Agreement, dated as of February 27, 2013, between Zayo Group, LLC, Zayo Capital, Inc., Morgan Stanley Senior Funding, Inc., as term facility administrative agent, SunTrust Bank, as revolving facility administrative agent, Citibank, N.A., as additional revolving loan lender and the lenders party thereto.

99.1†	Press Release dated February 28, 2013.

*	Filed Herewith
†	The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED: February 28, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Amendment No. 4 to Credit Agreement, dated as of February 27, 2013, between Zayo Group, LLC, Zayo Capital, Inc., Morgan Stanley Senior Funding, Inc., as term facility administrative agent, SunTrust Bank, as revolving facility administrative agent, Citibank, N.A., as additional revolving loan lender and the lenders party thereto.

99.1†	Press Release dated February 28, 2013.

*	Filed Herewith
†	The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.